Exhibit 25.8

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☒ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

60 WALL STREET
NEW YORK, NEW YORK	10005
(Address of principal	(Zip Code)
executive offices)

Deutsche Bank Trust Company Americas

Attention: Mirko Mieth

Legal Department

60 Wall Street, 36th Floor

New York, New York 10005

(212) 250 – 1663

(Name, address and telephone number of agent for service)

AMCOR PTY LTD

(Exact name of obligor as specified in its charter)

AUSTRALIA	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

LEVEL 11, 60 CITY ROAD SOUTHBANK, VICTORIA
AUSTRALIA	3006
(Address of principal executive offices)	(Zip code)

AMCOR PLC

(Exact name of obligor as specified in its charter)

JERSEY	98-1455367
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

83 TOWER ROAD NORTH
WARMLEY, BRISTOL
UNITED KINGDOM	BS30 8XP
(Address of principal executive offices)	(Zip code)

AMCOR FINANCE (USA), INC.

(Exact name of obligor as specified in its charter)

DELAWARE	95-4559504
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2801 SW 149TH AVENUE, SUITE 350 MIRAMAR, FLORIDA
UNITED STATES OF AMERICA	33027
(Address of principal executive offices)	(Zip code)

AMCOR UK FINANCE PLC

(Exact name of obligor as specified in its charter)

UNITED KINGDOM	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

83 TOWER ROAD NORTH WARMLEY, BRISTOL
UNITED KINGDOM	BS30 8XP
(Address of principal executive offices)	(Zip code)

BEMIS COMPANY, INC.

(Exact name of obligor as specified in its charter)

MISSOURI	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2301 INDUSTRIAL DRIVE NEENAH, WISCONSIN
UNITED STATES OF AMERICA	54956
(Address of principal executive offices)	(Zip code)

SUBORDINATED DEBT SECURITIES AND GUARANTEES OF SUBORDINATED DEBT SECURITIES

(Title of the Indenture securities)

Item 1.                                                         General Information.

Furnish the following information as to the trustee.

(a)                                       Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.                                                         Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

Not Applicable

Item 3. -15.                                 Not Applicable

Item 16.                                                  List of Exhibits.

Exhibit 1 -

Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998;Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, dated March 29, 2019 (see attached).

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 10th day of June, 2020.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Jacqueline Bartnick
Name: Jacqueline Bartnick
Title: Director